Exhibit 99.1

ABLEAUCTIONS ANNOUNCES CLOSING DATE OF ACQUISITION OF SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC., AND
FINAL TERMS FOR PARTICIPANTS IN LIQUIDATING TRUST

Burnaby, British Columbia – February 3, 2010 – Ableauctions.com Inc. (AMEX:AAC) (the “Company”) announced today that the share exchange transaction with Top Favour Limited, SinoCoking’s British Virgin Islands holding company (referred to as “SinoCoking”) and the shareholders of Top Favour Limited, which was approved by the Company’s shareholders on December 30, 2009, is scheduled to close on February 5, 2010 (the “Closing Date”).

The Company will file an amendment to its Articles of Incorporation which will be effective on the Closing Date.  The amendment to the Articles of Incorporation will change the Company’s name to “SinoCoking Coal and Coke Chemical Industries, Inc.” and will effect a 1-for-20 reverse split of the Company’s issued and outstanding shares of common stock.  On the Closing Date, under the share exchange agreement dated July 17, 2009, the Company will issue a total of 13,117,952 post reverse split shares of its common stock to the holders of Top Favour Limited capital shares in exchange for all of the issued and outstanding capital stock of Top Favour Limited, and the Company’s current officers and directors will be replaced by the newly appointed officers and directors of SinoCoking.  Following the Closing Date, the operations of SinoCoking, which include coal production and coke manufacturing, will become the Company’s principal business.

As part of the Closing, the Company will transfer its pre-acquisition assets into the Able (U.S.) Liquidating Trust.  The Able (U.S.) Liquidating Trust is charged with liquidating the Company’s pre-acquisition assets, paying all pre-acquisition liabilities incurred by the Company prior to the Closing Date and distributing the remaining proceeds to the Company’s shareholders as of February 5, 2010.  The Able (U.S.) Liquidating Trust expects to make periodic distributions until all the assets are liquidated and the net proceeds paid-out.

All holders of the Company’s common stock immediately prior to the reverse split will be entitled to an appropriate distributive share of the proceeds from the Able (U.S.) Liquidating Trust.  Accordingly, open market purchasers of the Company’s common stock following the reverse split will not be entitled to proceeds from the Able (U.S.) Liquidating Trust, and their shares will trade on a post-reverse-split, post-acquisition and post-liquidation basis.  Shareholders’ interests in the Able (U.S.) Liquidating Trust will not be freely tradeable or transferrable, and no market will be available for these rights.  Entitlements to distributive shares of the proceeds from the Able (U.S.) Liquidating Trust will be solely determined based on share holdings immediately prior to the reverse split.  Interests in the Able (U.S.) Liquidating Trust will be regarded as separate from the shares of the Company.

Post-reverse split certificates will be issued in exchange for pre-reverse split certificates relinquished to Interwest Stock Transfer Company, Inc., the Company’s transfer agent.  Stock held in street name will be replaced electronically.

Assuming that the closing takes place as scheduled, trading of the Company’s common stock will be suspended by NYSE Amex prior to the opening of the market on February 8, 2010.  We expect that the Company’s common stock will be quoted on the OTC on February 8, 2010 or soon thereafter.

On or immediately following the Closing Date, the Company anticipates completing the initial closing of a private placement of its equity securities to certain private investors, the details of which are to be announced in a subsequent press release.

FOR FURTHER INFORMATION PLEASE CONTACT:

Ableauctions.com
Vid Wadhwani
Email: investorrelations@ableauctions.com
Website: www.ableauctions.com

About Ableauctions.com

Ableauctions.com Inc. (AMEX: “AAC”) is a high-tech liquidator and on-line auction facilitator that operates the domains iCollector.com and Unlimited Closeouts.com.

As an on-line auction facilitator, the Company, with the experience of over 3,000 auctions, has developed state-of-the-art technology to broadcast auctions over the Internet (www.ableauctions.com/technology) and currently provides the technology and related services to auction houses, enabling them to broadcast auctions over the Internet.

As a liquidator, the Company, through Unlimited Closeouts, purchases overstocks, order cancellations and discontinued products from major manufacturers and importers, then sells the merchandise to major retail chains, other resellers or the public.

About SinoCoking

Top Favour Limited, a British Virgin Islands holding company (“Top Favour”), through its wholly owned subsidiary Pingdingshan Hongyuan Energy Science and Technology Development Co., Ltd. (“Hongyuan”), controls Henan Province Pingdingshan Hongli Coal & Coke Co., Ltd. (“Hongli”), a coal and coal-coke producer in Henan Province in the central region of the People’s Republic of China (“PRC” or “China”).  Hongli produces coke, coal, coal byproducts and electricity through its branch operation, Baofeng Coking Factory, and its wholly owned subsidiaries, Baofeng Hongchang Coal Co., Ltd. and Baofeng Hongguang Environment Protection Electricity Generating Co., Ltd. (collectively referred to as “SinoCoking”).

For further information about SinoCoking, please refer to the Definitive Proxy Statement of Ableauctions.com, Inc. filed on Schedule 14A with the Securities and Exchange Commission on November 27, 2009.

For a comprehensive Corporate Update and prior releases, visit www.ableauctions.com.  For more information, contact Investor Relations at investorrelations@ableauctions.com

This press release contains forward-looking statements, particularly as related to, among other things, the business plans of the Company, statements relating to goals, plans and projections regarding the Company's financial position, the Company's business strategy and the Company’s real estate development project.  The words or phrases "would be," "will allow," "intends to," "may result," "are expected to," "will continue," "anticipates," "expects," "estimate," "project," "indicate," "could," "potentially," "should," "believe," "considers" or similar expressions are intended to identify "forward-looking statements." These forward-looking statements fall within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934 and are subject to the safe harbor created by these sections. Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the global recession, the performance of our staff and management, our ability to obtain financing, competition, general economic conditions and other factors that are detailed in our Annual Report on Form 10-K and on documents we file from time-to-time with the Securities and Exchange Commission.  Factors that could cause our real estate development results to differ materials from anticipated results include delay experienced during any phase of the project development (such as in obtaining permits) or unforeseen problems (such as labor disputes, increasing materials costs, or an inability to obtain adequate financing).  Even if we are able to build the project, the market for the units we build could decline.  We cannot guarantee you that our building projects will be successful or that we will be able to recover the money we put into them.  If our building projects are unsuccessful, our business and our cash flow will be materially adversely affected.  Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.  Real estate values and mortgage loans can be seriously affected by factors such as interest rate fluctuations, bank liquidity, the availability of financing, and by factors such as a zoning change or an increase in property taxes.  Since the majority of our investments are held in Canadian funds, currency fluctuations may affect the value of our portfolio significantly.  There can be no assurance that the securities and other assets in which we have invested will increase, or even maintain, their value.  Statements made herein are as of the date of this press release and should not be relied upon as of any subsequent date. The Company cautions readers not to place undue reliance on such statements. The Company does not undertake, and the Company specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such statement. Actual results may differ materially from the Company's expectations and estimates.